Exhibit 10.1

AMENDMENT NO. 2 TO
STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT (this “Amendment”) is made as of the 25th day of March, 2016, by and between Arotech Corporation, a Delaware corporation (the “Company”) and Admiralty Partners, Inc., a Delaware corporation (the “Investor”).

WHEREAS, the parties hereto have entered into that certain Stock Purchase Agreement dated as of February 3, 2016, as amended on February 23, 2016 (the “Purchase Agreement”); and

WHEREAS, the Parties desire to further amend the Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions.  Any capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

2.           Voting Agreement Term.  The definition of “Voting Agreement Term,” defined in Section 8.1 of the Purchase Agreement as being until July31, 2018, is hereby changed to being until July 31, 2017, such that the first clause at the beginning of Section 8.1 reads as follows:

“The Investor hereby agrees that, until July 31, 2017 (the “Voting Agreement Term”),…”

3.           No Other Amendments, Modifications or Waivers.  Except as expressly set forth herein, (a) nothing contained herein shall be deemed to constitute an amendment, modification or waiver, express or implied, of any term or provision of the Purchase Agreement or any other Transaction Document and (b) the Purchase Agreement and all other Transaction Documents are and shall remain in full force and effect in accordance with their terms.

4.           Miscellaneous.  The provisions of Section 10 (Miscellaneous) of the Purchase Agreement shall apply mutatis mutandis to this Amendment.

5.           Counterparts; Electronic Signature.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement. This Amendment may be executed by facsimile or electronic (.pdf) signature and a facsimile or electronic (.pdf) signature shall constitute an original for all purposes.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	AROTECH CORPORATION

By: /s/ Steven Esses
Name: Steven Esses
Title: President and CEO

The Investor:	ADMIRALTY PARTNERS, INC.

By: /s/ Jon B. Kutler
Name: Jon B. Kutler
Title: Chairman and CEO

[Signature Page to Amendment No. 2 to Stock Purchase Agreement]